Provisions (Tables)	12 Months Ended
Mar. 31, 2018
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Components of and Changes in Provisions

The components of and changes in provisions for the year ended March 31, 2018 are as follows:

	Yen (millions)
	Product warranties*	Other	Total
Balance as of April 1, 2017	¥520,130	¥76,900	¥597,030

Provision	¥219,575	¥40,162	¥259,737
Charge-offs	(239,903)	(40,540)	(280,443)
Reversal	(30,022)	(2,974)	(32,996)
Exchange differences on translating foreign operations	(12,184)	(4,525)	(16,709)

Balance as of March 31, 2018	¥457,596	¥69,023	¥526,619

Explanatory note:

*	Honda recognizes provisions for product warranties to cover future product warranty expenses. Honda recognizes costs for general warranties on products Honda sells and for specific warranty programs, including product recalls. Honda recognizes general estimated warranty costs at the time products are sold to customers. Honda also recognizes specific estimated warranty program costs when it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. These provisions are estimated based on historical warranty claim experience with consideration given to the expected level of future warranty costs as well as current information on repair costs. Provision for product warranties are utilized for expenditures based on the demand from customers and dealers.

Current Liabilities and Non-current Liabilities of Provisions

Current liabilities and non-current liabilities of provisions as of March 31, 2017 and 2018 are as follows:

	Yen (millions)
	2017	2018
Current liabilities	¥348,095	¥305,994
Non-current liabilities	248,935	220,625

Total	¥597,030	¥526,619